UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 4, 2011

Date of Report (Date of earliest event reported)

KOPPERS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-32737	20-1878963
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

436 Seventh Avenue

Pittsburgh, Pennsylvania 15219

(Address of principal executive offices)

(412) 227-2001

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 5, 2011 Koppers Holdings Inc. issued a press release announcing first quarter 2011 results. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Koppers Holdings Inc. (“Koppers”) Annual Meeting of Shareholders was held on May 4, 2011. Four matters were considered and voted upon at the Annual Meeting: the election of three persons to serve on our board of directors, an advisory vote on executive compensation, an advisory vote on the frequency of future advisory votes on executive compensation and the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2011.

Election of Directors: Nominations of Cynthia A. Baldwin, Albert J. Neupaver and Walter W. Turner to serve as directors for a three-year term expiring in 2014 were considered and all three nominees were elected. All nominees for election as director received a plurality of votes cast. The final voting results are as follows:

Director Name	Votes for	Votes withheld	Broker non-votes
Cynthia A. Baldwin	17,830,148	255,251	1,435,696
Albert J. Neupaver	17,723,095	362,304	1,435,696
Walter W. Turner	17,850,097	235,302	1,435,696

The terms of office of David M. Hillenbrand, Sharon Feng, James C. Stalder, Stephen R. Tritch and T. Michael Young continued after the Annual Meeting. They will serve as directors until their terms expire and their successors have been duly elected and qualify.

Advisory (non-binding) resolution on executive compensation: The nonbinding resolution approving the compensation of Koppers named executive officers as disclosed in the Notice of Annual Meeting and Proxy Statement for the 2011 Annual Meeting of Shareholders has been approved. The final voting results are as follows:

For: 17,766,783

Against: 172,306

Abstain: 146,309

Broker non-votes: 1,435,696

Advisory (non-binding) vote on the frequency of future advisory votes on executive compensation: A one-year frequency of future advisory votes on executive compensation has been approved. The final voting results are as follows:

One year: 16,382,173

Two years: 21,440

Three years: 1,535,453

Abstain: 146,332

Broker non-votes: 1,435,696

Ratification of Appointment of Ernst & Young LLP: The Audit Committee of the Board of Directors appointed Ernst & Young LLP as our independent registered public accounting firm for the year 2011. The final voting results to ratify the appointment of Ernst & Young LLP are as follows:

For: 19,109,121

Against: 399,725

Abstain: 12,248

Item 9.01	Financial Statement and Exhibits.

(c)	Exhibits. The following exhibit is filed herewith:

99.1    Press Release dated May 5, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2011

KOPPERS HOLDINGS INC.

By:	/s/ Leroy M. Ball
Leroy M. Ball
Vice President and Chief Financial Officer

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